Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-153043) of our report dated April 20, 2010, relating to the statutory financial statements of Protective Life and Annuity Insurance Company, which appears in such Registration Statement.  We also consent to the use in this Registration Statement on Form N-4 (File No. 333-153043) of our report dated April 23, 2010, relating to the financial statements of Variable Annuity Account A of Protective Life, which appears in such Registration Statement.  We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama

April 29, 2010